UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2007
NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-2960 (Commission File Number)	72-1123385 (IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, Texas (Address of principal executive offices)	77381 (Zip Code)
Registrant’s telephone number, including area code: (281) 465-6800
3850 North Causeway, Suite 1770, Metairie, Louisiana 70002
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Amended and Restated Bylaws
Corporate Governance Guidelines

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On March 7, 2007, the Board, upon recommendation of the Compensation Committee, approved a change of control benefits policy to all executive officers of the Company and approximately 23 other key executives and employees of the Company. Included within the executive officers receiving such change of control benefits are the following executive officers of the Company who are expected to be identified as “named executive officers” in the Company’s proxy statement for its 2007 annual meeting: Paul L. Howes, James E. Braun, Mark J. Airola, Sean D. Mikaelian, Bruce C. Smith and Samuel L. Cooper. The change of control and severance benefits require a change of control of the Company and the termination of employment under certain circumstances described below to trigger the benefits to the executives and employees (often referred to as a “double-trigger”). Benefits to the executives and other employees under the policy are described below:
•	Payment of accrued but unpaid salary and a prorated annual bonus through the date of termination.

•	A lump sum payment in an amount equal to a multiple of such executive’s (i) base salary, plus (ii) a target bonus which will equal the higher of the bonus to which the executive would be entitled under the Company’s 2003 Executive Incentive Compensation Plan for the fiscal year preceding the termination or the highest bonus received by the executive under such incentive plan. The multiples established under the policy are: three times for the chief executive officer, two times for the other executive officers and divisional presidents (a total of six individuals), and one time for the remaining designated key executives and employees.

•	Full vesting of all options, restricted stock and deferred compensation (whether time or performance based).

•	Payment of outplacement fees up to $20,000 for the chief executive officer; $10,000 for the other executive officers and divisional presidents; and $5000 for the remaining employees.

•	Continuation of life insurance, medical and dental health benefits, and disability benefits for a period ranging from one year to three years.
     A change of control will be deemed to occur if:
•	there is a merger or consolidation of the Company with, or an acquisition of the Company or all or substantially all of its assets by, any other entity other than any such transaction in which members of the Board immediately prior to the transaction constitute a majority of the board of the resulting entity for a period of twelve months following the transaction;
•	any person or group becomes the direct or indirect beneficial owner of 30% or more of the Company’s outstanding voting securities;

•	any election of directors occurs and a majority of the directors elected are individuals who were not nominated by a vote of two-thirds of the members of the Board or the Company’s Nominating and Corporate Governance Committee; or

•	the Company effects a complete liquidation.
     Under the policy, an executive or employee shall not be entitled to such benefits unless his employment is terminated, during the period commencing upon the date when the Company first has knowledge that any person or group has become a beneficial owner of 30% or more of the Company’s voting securities or the date the Company executes an agreement contemplating a change of control and ending two years after the change of control, for any reason other than:
•	death;

•	disability;

•	cause; or

•	resignation without good reason.
     The Company shall enter into change of control agreements with the designated executive officers and employees except that with respect to Paul L. Howes, many of these benefits are provided under the terms of his previously disclosed employment agreement and may not be repeated in his change of control agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On March 7, 2007, the Board of Directors (the “Board”) of Newpark Resources, Inc. (the “Company”) approved amendments to the Company’s existing Amended and Restated Bylaws (the “Former Bylaws”) and adopted the Amended and Restated Bylaws (Effective as of March 7, 2007) (the “Restated Bylaws”). Various provisions of the Company’s Former Bylaws were either revised, reworded or reordered or new provisions were adopted to update the Former Bylaws for changes in the Delaware General Corporation Law (the “DGCL”), and to clarify certain provisions. The Restated Bylaws became effective immediately upon their adoption by the Board on March 7, 2007. A copy of the Restated Bylaws has been included as Exhibit 3.1 to this Current Report on Form 8-K. A description of the changes to the Former Bylaws is provided below.
Article I
Offices
     Art. I, § 2 was amended to clarify that the Company is not required to maintain a principal place of business in the State of Delaware and that the Company may have such other offices, both within and without the State of Delaware, as the Board may determine or the business may require.
Article II
Stockholders’ Meetings
     Art. II, § 1 was amended to more closely track the language of the DGCL regarding stockholder meetings. In addition, Art. II, § 1 was amended to allow for stockholder meetings by remote communication as permitted by recent amendments to the DGCL.
     Art. II, § 3 was amended to provide that the special meetings of the Company’s stockholders may also be called by the Chief Executive Officer or by a majority vote of the Board and to delete the provision permitting the stockholders of the Company to call a special meeting of stockholders. The section has also been amended to provide that only such business as specified in the notice may be conducted at the special meeting.
     Art. II, § 4 was amended to conform the notice provisions with stockholder meetings by remote communication and to provide for notice by electronic transmission. The waiver of notice provisions were deleted and are addressed in Art. IX, § 2.
     Art. II, § 5 was moved to new Art. II, § 7 and was amended to provide that where a separate vote by class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. In addition, Art. II, § 7 was amended to expressly state the vote required for approval of any action by the Company’s stockholders, including the election of directors.
     New Art. II, § 5 was added to provide that commencing with the 2008 annual meeting of stockholders, any stockholder seeking to submit a proposal for consideration at an annual meeting must provide written notice of such proposal to the Company not less than ninety (90) days prior to the meeting. The notice must include a brief description of the proposal, the name and address of the stockholder, the class and number of shares of stock owned by such stockholder, and any material interest of the stockholder in the proposal.
     Art. II, § 6 was moved to new Art. II, § 8 and was amended to delete the provisions relating to proxies which are now included in Art. II, § 9.
     New Art. II, § 6 was added to set forth the procedures for nominations of directors. Commencing with the annual meeting of stockholders in 2008, any stockholder seeking to nominate one or more persons for election at a meeting of stockholders must provide written notice to the Company not less than ninety (90) days prior to the meeting. The notice must include the name and address of the stockholder, a representation that the stockholder is entitled to vote at such meeting and intends to appear at the meeting either in person or by proxy, such information concerning the nominee as is necessary for the Company’s proxy statement, the consent of the nominee, and a statement of whether the nominee, if elected, intends to deliver an irrevocable resignation in accordance with the Company’s Corporate Governance Guidelines.
     Art. II, § 7 was moved to a new Art. II, § 10 and was amended to give effect to recent amendments to the DGCL that the stock list must be available ten days before stockholders’ meetings: (1) on a reasonably accessible electronic network, provided that the information required to gain access to the stock list is furnished with a notice of the stockholders’ meeting or (2) during ordinary business hours, at the principal place of business of the Company.
     Art. II, § 8 was moved to new Art. II, § 14 and was amended to provide that any action of the stockholders by written consent must bear the date of each signature and will not be effective unless, within sixty (60) days of the earliest consent, written consents are signed by a sufficient number of stockholders and delivered to the Company. The section was further amended to provide for consent action to be taken by electronic transmission.
     New Art. II, § 9 sets forth the means under the DGCL by which a stockholder may authorize another person or persons to act for the stockholder by proxy.
     New Art. II, § 11 adds procedures for the establishment of rules regarding the conduct of stockholders’ meetings.
     New Art. II, § 12 describes the duties of inspectors of election for stockholders’ meetings.
     New Art. II, § 13 sets forth the criteria under the DGCL for allowing stockholders to participate in meetings by remote communication, if authorized by the Board.

Article III
Board of Directors
     Art. III, § 1 was amended to provide that the number of directors may be fixed from time to time by the Board and to delete the provision requiring a special meeting of stockholders if the Board is not elected at an annual meeting.
     Art. III, § 3 was amended to provide that vacancies on the Board shall be filled only by the Board and not by any other person.
     Art. III, § 5(b) was amended to clarify that meetings of the Board may be held at such place as determined by the Board.
     Art. III, § 5(c) was amended to permit the Chief Executive Officer to call special meetings of the Board.
     Art. III, § 6(d) which pertained to waivers of notice for meetings of the Board was deleted and is addressed in Art. IX, § 2.
     Art. III, § 7 was amended to permit the Board to take action without a meeting by electronic transmission.
     Art. III, § 9(b) was amended to permit committees of the Board to establish subcommittees.
     Art. III, § 9(d) was amended to clarify that committee meetings may be held at such place as designated by the committee and to delete the provisions pertaining to waivers of notice which are addressed in Art. IX, § 2.
Article IV
Officers
     Art. IV, § 1 was amended to provide that the officers of the Company shall include a Chief Executive Officer. The section was further amended to provide that the Board may elect a Chairman of the Board and Vice Chairman of the Board and at the time of such election, the Board may determine whether the Chairman of the Board or Vice Chairman of the Board shall serve in an executive or non-executive capacity.
     Art. IV, § 3 was amended to clarify that the Board may remove any officer at any time and such removal shall be without prejudice to any contract rights of such officer.
     Art. IV, § 4 was amended to clarify that the Board shall only be required to fill vacancies in any office of the Company which is to be elected by the Board.
     Art. IV, § 5 was amended to provide that the compensation of officers elected by the Board may be determined by the Board or a duly authorized committee of the Board.

     Art. IV, § 6 was amended to describe the powers and duties of the Chairman of the Board.
     Art. IV, §§ 7-10 were renumbered and were amended to describe the duties of the Chief Executive Officer, President, Vice Presidents and Secretary of the Company.
     New Art. IV, § 11 was added to describe the duties of the Chief Financial Officer.
     Art. IV, §§ 11 and 12 were renumbered as §§ 12 and 13 and amended to describe the duties of the Treasurer and Controller.
Article V
Execution of Corporate Instruments and
Voting of Securities Owned by the Corporation
     Art. V, § 1 was amended to clarify the Board’s authority to designate officers empowered to execute instruments on behalf of the Company and to delete the provision limiting the Board’s authority to designate such officers where otherwise provided by law.
     Art. V, § 2 was amended to provide that the President and any Vice President authorized by either the Chief Executive Officer or President may be authorized to take action with respect to the securities of other business entities owned by the Company.
Article VI
Shares of Stock
     Art. VI, § 1 was amended to allow uncertificated shares of stock as provided in the DGCL.
     Art. VI, § 2 was amended to permit the Company, rather than the Board alone, to direct the issuance of new certificate or certificates in place of any lost, stolen or destroyed certificate or certificates.
     Art. VI, § 3 was amended to provide for the procedures applicable to the transfer of uncertificated shares.
     Art. VI, § 4 was amended to conform to the provisions of the DGCL pertaining to the fixing of record dates.
Article VII
Other Securities of the Corporation
     Art. VII was deleted as unnecessary.
Article VIII
Corporate Seal
     Art. VIII was renumbered as Art. VII.

Article IX
Indemnification of Officers, Directors, Employees and Agents
     Art. IX was renumbered as Art. VIII.
Article X
Notices
     Art. X, § 1 was renumbered as Art. IX, § 1 and amended to allow, with respect to directors, oral notice given telephonically or written or printed notice either in person, by mail, wire, telephone or electronic transmission, and with respect to stockholders, written or printed notice either given personally or by mail, wire or electronic transmission to the extent permitted by the DGCL. The waiver of notice provisions were deleted and are addressed in Art. IX, § 2.
     New Art. IX, § 1(b) adds the DGCL definition of “electronic transmission,” which is used elsewhere in the Restated Bylaws.
     New Art. IX, § 2 was added to provide for waivers of notice and to permit a written waiver of notice to be provided by electronic transmission. The section further provides that the attendance of a person at a meeting shall constitute waiver of notice of that meeting except where the attendance is for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business at such meeting.
Article XI
Amendments
     Art. XI was renumbered as Art. X and amended to delete the provision thereof inconsistent with the Board’s authority under the Company’s Restated Certificate of Incorporation to amend the Company’s bylaws.
The foregoing summary of the Restated Bylaws is qualified in its entirety by the full text of the Restated Bylaws which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.
     On March 7, 2007, the Board adopted amendments to the Company’s Corporate Governance Guidelines (the “Governance Guidelines”) to add three new sections. Section 1.5 implements a director retirement age policy and provides that any person who is 72 years of age or more shall not be eligible to be elected as director although any director reaching the age of 72 while in office may serve the remainder of his term until the next annual stockholders meeting.
     Section 1.6 provides for a majority vote policy in the election of directors. Under this policy, in an uncontested election (i.e., an election where the number of nominees is not greater than the number of directors to be elected), any nominee who receives a greater number of votes “withheld” from his election than votes “for” his election shall tender his resignation to the Chairman of the Board. The Governance Guidelines also provide that the Board may require, in order for any incumbent director to become a nominee for further service on the Board, such incumbent director to submit to the Board an irrevocable resignation. The irrevocable resignation shall be conditioned upon, and shall not become effective until there has been (i) a failure by such nominee to receive more votes “for” his election than votes “withheld” from his election in any uncontested election of directors, and (ii) acceptance of such resignation by the Board. In the event a director receives a greater number of votes “withheld” from his election than “for” his election, the Nominating and Corporate Governance Committee (the “Governance Committee”) will make a recommendation to the Board regarding the action to be taken with respect to such tendered resignation. A director whose resignation is being considered will not participate in any committee or Board consideration regarding such resignation. The Board will act on the Governance Committee’s recommendation within 90 days following the certification of the stockholder vote and the Board will promptly and publicly disclose its decision.
     In order to encourage the non-employee directors of the Company to achieve and maintain an appropriate ownership interest in the Company, the Board approved stock ownership guidelines for the Company’s non-employee directors. Section 8 of the Governance Guidelines requires each non-employee director to own shares of the Company’s common stock valued at three times his annual cash retainer. Existing non-employee directors will have five years from the date of the adoption of the stock ownership guidelines to obtain such level of ownership. Non-employee directors elected to the Board after March 7, 2007 will have five years from the date of election to reach such level of ownership. In the event of an increase in the annual cash retainer, the non-employee directors will have three years from the effective date of such increase to acquire any additional shares needed to meet the stock ownership guidelines.
     The foregoing summary of the amended Corporate Governance Guidelines is qualified in its entirety by the full text of the Corporate Governance Guidelines attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the amended Corporate Governance Guidelines will be posted on the Company’s website.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Newpark Resources, Inc.

99.1	Newpark Resources, Inc. Corporate Governance Guidelines

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.
Dated: March 13, 2007	By:	/s/ James E. Braun
James E. Braun,
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Newpark Resources, Inc.

99.1	Newpark Resources, Inc. Corporate Governance Guidelines